Schroder Swiss Equities for
The Swiss Helvetia Fund, Inc.
Chris Moran
Head of US Sub-Advisory, New York
June 27, 2014
Stefan Frischknecht, CFA
Head of Swiss Equities, Zurich
Mark Hemenetz
Chief Operating Officer, New York

Focus
Why Schroders?
A worldwide team - dedicated to asset management
■ Asset management is our sole business
Experience and independence
■ Over 200 years of financial services experience
■ Founding Schroder family still controls 47.5% of
 voting equity
Resources
■ Well established teams in all key
 investment regions
■ Over 390 portfolio managers and
 analysts worldwide
■ Over 3,500 personnel in 27 countries
Financial strength
■ $446.8 billion in AUM globally
■ Approximately $1.1 billion* surplus capital available for
 building the business
Source: Schroders
Statistics are as of March 31, 2014
*As of December 31, 2013
Bermuda
Cayman Islands
Mexico City
New York
Philadelphia
Amsterdam
Chester
Copenhagen
Edinburgh
Frankfurt
Geneva
Gibraltar
Guernsey
Jersey
London
Luxembourg
Madrid
Milan
Oxford
Paris
Rome
Stockholm
Zurich
Beijing
Hong
Kong
Jakarta
Seoul
Shanghai
Singapore
Sydney
Taipei
Tokyo
Buenos
Aires
Santiago
São Paulo
Dubai
Mumbai
Schroders offices
(Investment offices in orange)

Besides our London headquarters, the Swiss and US presence is significant
■ In the US: investment management presence has been established since 1923
■ A registered Investment Advisor with the SEC
■ SIMNA manages > $54 billion in North America, > $22 billion across 19 sub-advisory portfolios and over $3 billion across 15 mutual funds
■ Resources and infrastructure dedicated to managing, servicing, and marketing1940 Act funds
■ Swiss Based Investment Team with a track record since 1999
■ AUM in Swiss equities of $1.3 billion, Zurich office with client assets of nearly $23 billion
■ Team receives compliance and fund administration support from Schroders subsidiaries in
    London, Zurich and New York
About Schroders

Schroders Investment Management North America and Switzerland
Source: Schroders

Long - standing locally based Swiss investment team

We believe we are unmatched in local market in terms of stability and experience
Source: Schroders as of May 31, 2014. Caspar Benz has been with Schroders since June 1, 2008; the date his former company of employment was taken over by Schroders
Name	Function	Years with current employer	Years experience in Swiss equities
Stefan Frischknecht	Fund Manager, Team Head	15	18
Daniel Lenz	Fund Manager	14	16
Philipp Bruderer	Swiss Analyst	10	12
Yves Berthelon	Swiss Analyst	4	4
Caspar Benz*	European Fund Manager	34	34

Investment Philosophy

Focus is on historically proven and widely recognized factors of outperformance
Value
■ Classical value style analysis based on valuation multiples (P/B, P/CF, P/E, div yield)
■ Proprietary Valuation Model based on DCF
Quality
■ Quality of Balance Sheet
■ Quality of Management
■ Quality of Product / Service
■ Shareholder Value Creation
Small & Mid Cap bias
■ Small & mid cap factor has been empirically proven to lead to outperformance vs. large caps
■ More likely to find mispriced stocks through bottom up analysis in small & mid than in large caps
We seek to exploit inefficiency of markets by focusing on:
Source: Schroders

Swiss Small Caps
Swiss Small & Mid Caps
SMI (Swiss Large Caps)
800
700
600
500
400
300
200
100
0
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Source: Bloomberg,  March 31, 2014. Swiss performance index is broken down into small, mid and large cap sub -indicies according to the official market cap breakdown of the
Swiss Exchange (SIX). All returns in CHF. Past performance is no guarantee of future results. The value of an investment can go down as well as up and is not guaranteed.
Investment Philosophy
Long-term outperformance of small caps and mid caps in Switzerland

1.
Screens & other
Sources of Ideas
2.
In depth
Research
3.
Recommendation
/ Rejection
4.
Monitoring &
Risk Control
5.
Sell Discipline

Investment Process

1. Quantitative screen and other
 sources for cheap stocks
2. Decision within team if and who
 will put more work into research
3. Recommendation or rejection of
 idea due to extensive research &
 valuation model
4. Monitoring fundamentally and
 through proprietary risk control
5. Sell when price target is reached
 or when things have changed
 dramatically
Swiss stock universe:
~200 listed companies
Source: Schroders

CHF
Book value per share plus cumulative dividends
700
600
500
400
300
200
100
0
12.3% CAGR
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Investment Process
Stock example: Helvetia Insurance

Helvetia Insurance
Valuation
Fair value: CHF 500 (upside 17%)
Multiples:  est. P/E (2014) 10.0, P/B 0.9, Div. 4.1%

Quality (Summary)
Competitive Analysis      +/-  Strong position with SME clients, but not top 3 overall
Shareholder Value Creation           +   12.3% p.a. book value per share increase over 10y
Management Quality        +   Solid and stable top management team
Balance Sheet Quality     +    Solid balance sheet, low debt; 9% goodwill / equity

1.
In depth
research
3.
4.
5.
Source: Schroders, Bloomberg,  May 31, 2014. Data in CHF. The example illustrates the value and quality aspects we seek when selecting stocks. The stock shown above is not a holding of the Swiss Helvetia Fund, Inc. and not intended to be read as a performance claim. Not a recommendation to buy or sell stocks mentioned.

Investment Process

Recommendation /Rejection: Example Value / Quality Matrix
Source: Schroders , Diagram illustrates the value and quality aspects as a stock selection tool. Company scoring is as of March 2014 and is subject to change. Not a recommendation to buy or sell stocks mentioned.
1.
2.
Recommend/
Reject
4.
5.
Upside
Lindt
Burckhardt
Sika
APG
SGS
Helvetia
Lem
Geberit
Huber Suhner
Inficon
EMS
Galenica
Actelion
Novartis
Leonteq
Kühne
Straumann
Bucher
Panalpina
Rieter
Zurich
Givaudan
Emmi
Oerlikon
Publigroup
Swiss Re
Bachem
Temenos
Swiss Life
Fischer
Swisscom
Aryzta
Barry
Adecco
uBlox
Ascom
UBS
Phoenix
Kaba
Gurit
Comet
Clariant
Holcim
Huegli
Baloise
SHL Telemedicine
Komax
Lonza
Valora
Flughafen
Meyer Burger
Airesis
Burkhalter
Bossard
Interroll
Weatherford
LLB
Nestlé
Richemont
Swatch
VZ
Partners Group
Schindler
Roche
Daetwyler
Tecan
Sonova
BCV
Bell
Zehnder
Schweiter
Implenia
Swissquote
St. Galler KB
Siegfried
Sulzer
Logitech
Syngenta
Baer
Nobel Biocare
ABB
Orior
Transocean
EFG Int
Micronas
Coltene
AMS
Dufry
Swisslog
Goldbach
CS
GAM
Gategroup
Schaffner
Kuoni
Belimo
Forbo
DKSH
Metall Zug
AFG
Looser
BKW
Cembra
Higher quality/
Lower quality
Median
upside

SISF Swiss Equity Performance vs. Swiss Helvetia Fund, Inc.

70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
Cumulative performance differential SISF Swiss Equity (C-class) vs Swiss Helvetia Fund, Inc.
Annual performance differential SISF Swiss Equity (C-class) vs Swiss Helvetia Fund, Inc.
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Source: Schroders, Bloomberg,Swiss Helvetia Fund, Inc. as of December31, 2013. Performance SISF Swiss Equity net of fees in CHF, C-class shares (Acc.) TER: 1.05%.; Swiss Helvetia Fund, Inc.: NAV performance, net of fees in CHF. The SISF Swiss Equity is subject to stricter concentration restrictions than those prevailing for the Swiss Helvetia Fund, Inc. Past performance is no guarantee of future results. The value of an investment can go down as well as up and is not guaranteed. SISF is not available to US investors.

Fund Performance

SISF Swiss Equity
Performance 12.31.1998 - 12.31.2013:
Swiss Equity (C-Class):  104%
The Swiss Helvetia Fund, Inc.:  50%

Cumulative performance difference:  54%
Cumulative performance differential:  36%
( = (1+ Perf 104%) divided by (1 + 50%)= 1.36)

A long tradition in Swiss Equities:
■ Schroders presence in Switzerland since 1960
A global group structure with the necessary resources for the Swiss Helvetia Fund, Inc.:
■ SEC registered* entities to service the Fund, shareholders, and board of directors
■ Experience managing and marketing registered products
■ Zurich investment team eager to support marketing the ‘case for Swiss equities’
A Schroders investment team with a 15 year investment track record:
■ The track record of our fund since 1999 reflects the strength of the Swiss Equity team
■ An investment team with one of the longest collaborations in the industry
Schroders sole focus is on providing asset management services:
■ No conflict of interest as an independent asset manager; no commercial or investment banking
■ Our fund management staff is incentivized on performance
■ Fund managers can invest into the funds they manage
Summary

Why is Schroders the ideal partner for The Swiss Helvetia Fund, Inc.?
*The New York Schroders Investment Management North America, Inc. legal entity and the London based Schroders Investment Management North America, Ltd legal entity are registered with the SEC.

This presentation intended to be for information purposes only and it is not intended as promotional material in any respect. The material is not intended as an offer or solicitation for the purchase of sale of any financial instrument. The material is not intended to provide, and should not be relied on for, accounting, legal or tax advice, or investment recommendations. Information herein is believed to be reliable but Schroder
Investment Management North America Inc. does not warrant its completeness or accuracy.
The returns presented represent past performance and are not necessarily representative of future returns which may vary. The value of investments can fall as well as rise as a result of market or currency movements.
All investments, domestic and foreign, involve risks including the risk of possible loss of principal. The market value of a fund’s portfolio may decline as a result of a number of factors, including adverse economic and market conditions, prospects of stocks in the portfolio, changing interest rates, and real or perceived adverse competitive industry conditions. Investing overseas involves special risks including among others, risks related to political or economic instability, foreign currency (such as exchange, valuation, and fluctuation) risk, market entry or exit restrictions, illiquidity and taxation. Emerging markets pose greater risks than investments in developed markets.
The views and forecasts contained herein are those of the Schroders Swiss Equities team and are subject to change. The information and opinions contained in this document have been obtained from sources we consider to be reliable. No responsibility can be accepted for errors of facts obtained from third parties. Reliance should not be placed on the views and information in the document when taking individual investment and/or strategic decisions.
Schroder Investment Management North America Inc.
875 Third Avenue, New York, NY 10022-6225
(212) 641-3800
www.schroders.com\us
Important Information